UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                               December 31, 2008
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number

             Box 566/1774 Summitview Way, Crestone, Colorado 81131
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         Address of Principal Executive Offices, Including Zip Code

                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Effective December 31, 2008, Mr. Salvatore Zizza, former Chairman and Director of the Company's Bion Integrated Projects Group, Inc. subsidiary, resigned from all positions with the Company and its subsidiaries. In connection therewith, Mr. Zizza has agreed to cancel his outstanding 2007 Series AB Convertible Promissory Note ($959,183.77, principal and interest at December 31, 2008)('Note'), which Note represented deferred compensation accruals. Further, Mr. Zizza shall return to the Company 450,000 outstanding warrants for cancellation. Additionally, the Company's promissory note obligation to Mr. Zizza ($50,000 initial principal during November 2008) and long turn open account payable (approximately $42,000) shall be convertible into the Company's restricted common stock at a price of $.75 per share.

     Effective January 1, 2009, Mr. Zizza has entered into a one year Master Sublease of the Company's office space in New York City (with an option to extend the master sublease) for the entire balance of the term on the Company's existing lease.

     Effective January 1, 2009, the Company's principal executive office address is at 1774 Summitview Way/Box 566, Crestone, Colorado 81131, the residence of Mark A. Smith, the Company's President. The primary phone number remains (212) 758-6622. The primary mailing address is Box 323, Old Bethpage, New York 11804.

     The Company's 2006 Consolidated Incentive Plan has been amended to increase maximum number of shares/options issuable pursuant to the Plan to 6,000,000.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

      10.1   Agreement between Salvatore Zizza and Bion effective December
             31, 2008

      10.2   Amendment #3 to 2006 Consolidated Incentive Plan.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Bion Environmental Technologies, Inc.


Date:  January 6, 2009           By: /s/ Mark A. Smith
                                      Mark A. Smith, President











































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